SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                                  May 24, 1996


                                Rio Grande, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



1-8287                                                               74-1973357
(Commission File Number)                 (I.R.S. Employer Identification Number)



10101 Reunion Place, Suite 210
San Antonio, Texas                                                   78216-4156
- -------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


               Registrant's telephone number, including area code:
                                 (210) 308-8000

Item 2.  Acquisition or Disposition of Assets

         On March 11, 1996, Rio Grande Drilling Company ("Drilling"), a wholly owned subsidiary of Rio Grande, Inc. (the "Company"), acquired a 3.125% working interest in an existing producing federal oil and gas lease in South Timbalier Area, Block 76, OCS-G-4460 ("Block 76") offshore Louisiana for an acquisition price of $900,000.

         This information was previously filed on Form 8-K dated March 26, 1996.

Item 7.  Financial Statements and Exhibits

         The following information was not included in the previously filed Form 8-K dated March 26, 1996.

         (a)      Financial Statements

                   Statements of Revenues and Direct Operating Expenses for the Fortune Properties.

         (b)      Pro Forma Financial Information

                  Pro Forma Condensed Combined Statements of Operations

         (c)      Exhibits - None

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             RIO GRANDE, INC.



                                             By:     /s/
                                                  Guy Bob Buschman, President


Dated: May 24, 1996

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                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and shareholders
Rio Grande, Inc.:



We have audited the accompanying statements of revenues and direct operating expenses of the oil and gas property interests acquired from Fortune Petroleum Corporation and Pendragon Resources, L.L.C. (collectively, the "Fortune Properties") for each of the years in the two-year period ended December 31, 1995. These statements of revenues and direct operating expenses are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements of revenues and direct operating expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of revenues and direct operating expenses. We believe that our audits of the statements of revenues and direct operating expenses provide a reasonable basis for our opinion.

The accompanying statements were prepared as described in Note I for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission ("SEC") for inclusion in certain SEC regulatory reports and filings and are not intended to be a complete financial presentation.

In our opinion, the accompanying statements of revenues and direct operating expenses present fairly the revenues and direct operating expenses of the Fortune Properties for each of the years in the two-year period ended December 31, 1995, in conformity with generally accepted accounting principles.




                                              KPMG Peat Marwick LLP


Houston, Texas
May 15, 1996

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                             THE FORTUNE PROPERTIES
              STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES




                                     Year Ended December 31,
                                    --------------------------
                                       1995              1994
                                    --------          --------
Revenues                            $510,769          $399,854
Direct operating expenses             38,226           175,008
                                    --------          --------
Revenues in excess of
  direct operating expenses         $472,543          $224,846
                                    ========          ========


See accompanying notes to the Statements of Revenues and Direct Operating Expenses.

                             THE FORTUNE PROPERTIES

                       NOTES TO STATEMENTS OF REVENUES AND
                            DIRECT OPERATING EXPENSES

1.       Summary of Significant Accounting Policies

         Basis of Presentation

         The accompanying statements present the revenues and direct operating expenses of the working interests in certain oil and gas properties (the Fortune Properties) purchased by Rio Grande Drilling Company, a wholly-owned subsidiary of Rio Grande, Inc. (the Company) from Fortune Petroleum Corporation and Pendragon Resources, L.L.C. (collectively, "Fortune") during March 1996 for $900,000. Fortune acquired its property interests from Petrofina S.A. (Fina) during December 1995. The Fortune Properties are located in federal waters in the Gulf of Mexico.

         The accompanying statements of revenues and direct operating expenses were derived from the historical accounting records of the Fortune Properties. Direct operating expenses include payroll, lease and well repairs, maintenance and other direct operating expenses.

         Omitted Historical Financial Information

         Full historical financial statements, including exploration expense, general and administrative expenses, interest expense and income tax expense, have not been presented because they have not historically been allocated at this level. Historical depletion expense has not been included in such statements as the Company will adjust the basis in its purchase price allocation and the historical depletion will no longer be relevant.

         Accrual Basis Statements

         Memorandum adjustments have been made to the financial information derived from the predecessor owner in order to present the accompanying statements of revenues and direct operating expenses in accordance with generally accepted accounting principles.

         Use of Estimates

         Management of the Company has made a number of estimates and assumptions relating to the reporting of revenues and direct operating expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

         Related Party Transactions

         All of the production from the Fortune Properties was sold to a subsidiary of Fina during 1994 and 1995. Gas production was sold for average prices of $1.69 and $2. 1 0 per Mcf during 1995 and 1994, respectively. Oil production was sold for average prices of $15.23 and $14.15 during 1995 and 1994, respectively.

2.       Gas Balancing Positions

         The Fortune Properties have an immaterial imbalance position as of December 31, 1995. The entitlements method is used; therefore, production imbalances are recorded at the sales price in effect at the time of production. Substantially all of the imbalance position is anticipated to be settled with production in future periods.

3.       Supplemental Oil and Gas Reserve Information (Unaudited)

         Total proved and proved developed oil and gas reserves of the Fortune Properties at December 31, 1995 have been estimated based on reserve estimates prepared by Huddleston & Co., Inc. as of January 1, 1996. No comparable estimates were available for prior periods. Therefore, reserves for 1995 and 1994 have been calculated by adjusting the January 1, 1996 amounts for prior period producing activities and, consequently, no revisions of previous estimates have been reflected. All reserve estimates are based on economic and operating conditions existing at January 1, 1996. The future net cash flows from production of these proved reserve quantities were computed by applying current prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) as of January 1, 1996 to estimated future production of proved oil and gas reserves less the estimated future expenditures (based on current costs) as of January 1, 1996, to be incurred in developing and producing the proved reserves. Income taxes were calculated at statutory rates without consideration of any remaining historical tax basis of the Fortune Properties. The Fortune Properties are located in federal waters in the Gulf of Mexico. Exploration and development costs incurred during 1994 and 1995 are not available.

Estimated Quantities of Oil and Gas Reserves:




                                                Year Ended December 31,
                                       ----------------------------------------
                                              1995                   1994
                                       -------------------     ----------------
                                          Oil         Gas      Oil         Gas
                                        (Mbbl)      (Mmcf)    (Mbbl)      (Mmcf)
                                       --------    -------    ------      ------
Proved reserves:
   Beginning of year                        54        897         63      1,030
   Production                              (12)      (194)        (9)      (133)
                                        ------     ------     ------     ------
   End of year                              42        703         54        897
                                        ======     ======     ======     ======
Proved developed reserves:
   Beginning of year
   End of year                              54        897         63      1,030
                                        ------     ------     ------     ------
                                            42        703         54        897
                                        ======     ======     ======     ======

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Standardized  Measure of Discounted Future Net Cash Flows Relating to Proved Oil
and Gas Reserves (in 000s):


                                                             As of December 31,
                                                            -------------------
                                                             1995         1994
                                                            -------    --------
Future cash inflow                                          $ 2,335     $ 2,846
Future production costs                                        (366)       (404)
Future development costs                                        (50)        (50)
                                                            -------     -------
Future net inflows before income taxes                        1,919       2,392
Income taxes                                                   (672)       (837)
                                                            -------     -------
Future net cash flows                                         1,247       1,555
10% discount factor                                            (377)       (469)
                                                            -------     -------
Standardized measure of discounted future net cash
   flows                                                    $   870     $ 1,086
                                                            =======     =======



Changes in Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves (in 000s):



                                                            As of December 31,
                                                         ----------------------
                                                          1995           1994
                                                         -------        -------
Standardized measure, beginning of year                  $ 1,086        $ 1,187
Sales, net of production costs                              (473)          (225)
Net change in income taxes                                   115             55
Changes in timing and other                                   34            (50)
Accretion of discount                                        108            119
                                                         -------        -------
Standardized measure, end of year                        $   870        $ 1,086
                                                         =======        =======

                        RIO GRANDE, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

          The following pro forma combined condensed statements of operations for the year ended January 31, 1996 give effect to the acquisition of oil and gas properties purchased from Fortune Petroleum Corporation in March 1996. The pro forma information for revenues and direct operating expenses is based on historical information of the oil and gas properties acquired as if such acquisitions had occurred at the beginning of the respective periods. These pro forma financial statements may not be indicative of the results that actually would have occurred had the transactions taken place on the dates indicated.


                                        Fiscal Year Ended January 31, 1996
                                        Historical
                                    -------------------
                                                         Pro Forma    Pro Forma
                                    Rio Grande  Fortune  Adjustments   Balances
Revenues
  Oil and gas sales               $ 3,632,171   510,769      --       4,142,940
                                    ---------   -------   --------   ----------
Costs and Expenses:
Operating expenses                  2,278,276    38,226      --       2,316,502
Depreciation, depletion and
  amortization                      1,171,042      --     250,680(a)  1,421,722
Provision for abandonment
  expense                             180,000      --        --         180,000
General and administrative          1,336,309      --        --       1,336,309
                                    ---------   -------   --------    ---------
  Total costs and expenses          4,965,627    38,226   250,680     5,254,533
                                    ---------   -------   --------   ----------
Earnings (loss) from operations    (1,333,456)  472,543   250,680)   (1,111,593)
                                    ---------   -------   --------   ----------
Other income (expense):
Interest expense                     (318,222)     --     (83,250)(b)  (401,472)
Interest income                        59,629      --        --          59,629
Gain on sale of assets              1,258,688      --        --       1,258,688
Minority interest of limited
  partners                           (128,794)     --        --        (128,794)
                                    ---------    -------   -------   ----------

  Total other income (expense)        871,301      --     (83,250)      788,051
                                    ---------    -------  --------   ----------
Earnings (loss) before income
  taxes                              (462,155)   472,543 (333,930)     (323,542)
Income taxes                            2,924      --        --           2,924
                                    ---------    -------  --------   ----------
Net earnings (loss)               $  (465,079)   472,543 (333,930)     (326,466)
                                  ============  ========  ========   ==========
Net earnings (loss) per common
and common equivalent share      ($    0.09)                         ($    0.06)
Weighted average common and
   common equivalent shares
   outstanding                      5,231,177                         5,231,177



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



NOTES TO THE PRO FORMA CONDENSED STATEMENT OF OPERATIONS

(a) To provide for depreciation, depletion and amortization of the oil and gas properties and other assets acquired based on their production during the respective periods after giving effect to the purchase price.

(b) To provide for the additional interest expense for the $900,000 bank debt incurred in the acquisition.







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